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                                                                    EXHIBIT 10.1


         STANDSTILL AND REGISTRATION RIGHTS AGREEMENT dated as of May 15, 2001 (this "AGREEMENT"), among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation (the "COMPANY"), Welsh, Carson, Anderson & Stowe VII, L.P, a Delaware limited partnership ("WCAS"), WCAS HEALTHCARE PARTNERS, L.P., a Delaware limited partnership ("WHP"), the persons listed on SCHEDULE A hereto (such persons, together with WCAS and WHP, being hereinafter referred to collectively as the "WCAS PARTIES"), John K. Carlyle, an individual ("CARLYLE"), CORDILLERA INTEREST, LTD., a corporation ("CIL"), STEVEN K. BOYD, an individual ("BOYD"), IAN M. RATNER, M.D., an individual ("RATNER"; together with the WCAS Parties, Carlyle, CIL and Boyd, the "INVESTORS"), and ROGER J. MEDEL, M.D., an individual ("MEDEL"), KRISTEN BRATBERG, an individual ("BRATBERG"), JOSEPH CALABRO, an individual ("CALABRO"), KARL B. WAGNER, an individual ("WAGNER"), and BRIAN T. GILLON, an individual ("GILLON"; together with Medel, Bratberg, Calabro and Wagner, "MANAGEMENT").

                                   WITNESSETH:

         WHEREAS pursuant to the Agreement and Plan of Merger dated as of February 14, 2001 (the "MERGER Agreement"), among the Company, Infant Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company ("SUB"), and MAGELLA HEALTHCARE CORPORATION, a Delaware corporation ("MAGELLA"), on the date hereof Sub will merge (the "MERGER") with and into Magella, with Magella thereby becoming a wholly owned subsidiary of the Company;

         WHEREAS, as a result of the Merger, the Investors will become owners in the aggregate of 3,453,472 shares of common stock, par value $.01 per share, of the Company;

         WHEREAS the parties desire to set forth certain agreements with respect to the Investors' ownership of Common Stock (as defined herein) and the Company wishes to grant to certain Investors certain rights relating to the registration of Common Stock; and

         WHEREAS the parties desire to set forth certain agreements with respect to Management's ownership of Common Stock.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

         SECTION 1.1. CERTAIN DEFINITIONS. For purposes of this Agreement:

         "ADVERSE EVENT" has the meaning specified in Section 5.1(d).

         "AFFILIATE" has the meaning specified in Rule 405 under the Securities Act.

         "BOARD" means the board of directors of the Company.

         "CLOSING" has the meaning specified in the Merger Agreement.



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         "CODE" means the United States Internal Revenue Code of 1986, as amended.

         "COMMISSION" means the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act.

         "COMMON STOCK" means the common stock, par value $.01 per share, of the Company, or any security issued in exchange therefor by a successor entity to the Company.

         "DEMAND REGISTRATION" has the meaning specified in Section 5.1(a).

         "DISPOSE" has the meaning specified in Section 3.1(a).

         "EXCESS SHARES" means that number of shares of Common Stock held in the aggregate by the WCAS Parties immediately after the Closing in excess of 9.9% of the total then outstanding shares of Common Stock. In the event that the Company effects any reclassification, stock split, stock dividend or stock combination with respect to Common Stock, any change or conversion of Common Stock into other securities or any redemption or repurchase of Common Stock, appropriate and proportionate adjustments, if any, shall be made to the number of Excess Shares (it being understood (i) that the purpose of the Shelf Registration is to permit certain WCAS Parties to sell such number of shares of Common Stock so that the WCAS Parties hold in the aggregate no more than 9.9% of the total then outstanding shares of Common Stock at the first anniversary of the Closing and
(ii) that the Company shall amend or supplement the Shelf Registration if required to effect such purpose).

         "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, or any successor United States federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "GROUP" has the meaning contemplated in Rule 13d-5(b) under the Exchange Act.

         "INVESTOR APPROVAL" means, at any time, the approval of Investors holding at least 51% of the Registrable Shares at such time.

         "LOCK-UP PERIOD" means the 180-day period commencing on the date of the Closing.

         "PERSON" means an individual, a partnership, a company, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         "PIGGYBACK REGISTRATION" has the meaning specified in Section 5.2(a).

         "REGISTRABLE SHARES" means, at any time, any shares of Common Stock held by an Investor that were received by such Investor (i) in the Merger, (ii) as a distribution on or with respect to any Registrable Shares, (iii) through any sale or transfer by another Investor that is permitted by this Agreement or
(iv) shares of Common Stock to be acquired upon the exercise of Substitute Options (as defined in the Merger Agreement); provided, HOWEVER, that



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Registrable Shares shall not include any shares (x) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, (y) which have been sold to the public pursuant to Rule 144 of the Commission under the Securities Act ("RULE 144"), or (z) the resale of which by an Investor has been registered pursuant to the Shelf Registration.

         "REGISTRATION EXPENSES" has the meaning specified in Section 5.6(a).

         "SECURITIES ACT" means the United States Securities Act of 1933, as amended, or any successor United States federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

         "SHELF REGISTRATION" has the meaning specified in Section 5.3(a).

         "STANDSTILL PERIOD" means the six-year period commencing on the date of the Closing.

         "SUBSIDIARY" has the meaning ascribed to such term in the Merger Agreement, except that in no event shall the Company or any of its Subsidiaries be considered a Subsidiary of an Investor or any Affiliate of an Investor.

         "TAKE-DOWN" has the meaning specified in Section 5.3(d).

         "VOTING SECURITIES" means the Common Stock and any other securities issued by the Company having the power to vote in the election of directors of the Company, including without limitation any securities having such power only upon the occurrence of a default or any other extraordinary contingency, but excluding any preferred stock issued by the Company having only such rights to elect up to two directors as are required by the rules of the principal stock exchange on which such preferred stock is listed.

                                   ARTICLE II

                RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES

SECTION 2.1. RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES. (a) During the Standstill Period, (i) each of the WCAS Parties will not, directly or indirectly, acquire any Voting Securities and (ii) each Investor (other than the WCAS Parties) will not, and will cause its Affiliates not to, directly or indirectly, acquire any Voting Securities that result in such Investor and its Affiliates owning in the aggregate, directly or indirectly, 5% or more of the total Voting Securities then outstanding, except in each case (x) in the Merger,
(y) as contemplated by Section 3.2 or (z) directly from the Company (pursuant to any stock dividend or other distribution, by purchase or otherwise).

         (b) During the Standstill Period, except as permitted by Section 3.2, the Investors (other than the WCAS Parties) will not, and will cause their Affiliates not to, and each of the WCAS Parties will not, participate in making or financing any tender or exchange offer with respect to any Voting Securities, any proposal or offer for a merger, consolidation or other business combination involving the Company or any Subsidiary of the Company or any proposal or offer to acquire all or any substantial part of the assets or business of the Company or any Subsidiary of the Company.



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                                  ARTICLE III

                 RESTRICTIONS ON TRANSFERS OF VOTING SECURITIES

         SECTION 3.1. RESTRICTIONS ON TRANSFERS. (a) Without the prior consent of the Company and except as permitted by Section 3.2, during the Lock-Up Period, (i) each Investor (other than the WCAS Parties) and each member of Management will not, and will cause their respective Affiliates not to, directly or indirectly, sell, transfer, pledge or otherwise dispose of, including through any hedging or derivative transactions or otherwise (collectively, "DISPOSE"), any Voting Securities owned by such Investor, member of Management or any of their respective Affiliates and (ii) D. Scott Mackesy shall not Dispose of any Voting Securities owned by him.

         (b) Without the prior written consent of the Company and except as permitted by paragraph (a) or (c) of Section 3.2, (i) during the 90-day period commencing on the date of the Closing, the WCAS Parties (other than D. Scott Mackesy) shall not Dispose of any Voting Securities owned by the WCAS Parties and (ii) beginning on the date immediately following such 90-day period and ending on the later of (x) the first anniversary of the Closing and (y) the termination of the Shelf Registration as contemplated by Section 5.3(b), the WCAS Parties (other than D. Scott Mackesy) shall not Dispose of, in the aggregate, more than one-third of the Excess Shares in any 90-day period.

         SECTION 3.2. PERMITTED TRANSFERS. Each Investor and each member of Management or their respective Affiliates may sell or otherwise transfer all or any portion of the Voting Securities owned by them as follows:

         (a) from an Investor or a member of Management (or Affiliate of an Investor or a member of Management) to an Affiliate of such Investor or such member, or back to such Investor or a member of Management;

         (b) for estate or tax planning purposes, (i) from an Investor or a member of Management to members of such Investor's or such member of Management's immediate family or trusts or other entities controlled solely by such Investor or such member of Management and members of such Investor's or such member of Management's immediate family or (ii) from an Investor or a member of Management to any person meeting the requirements of Section 501(c)(3) of the Code;

         (c) to the Company or any of its Subsidiaries or any other Person approved by the Company; or

         (d) as a result of the death of such Investor or member of Management;

PROVIDED, HOWEVER, that, prior to the first sale or other transfer by an Investor or a member of Management to any transferee permitted by clauses (a),
(b) or (d) of this Section 3.2, such permitted transferee agrees in writing to be bound by this Agreement as if he, she or it were such Investor or member of Management, as the case may be, in which case such permitted transferee shall have benefits identical to those accruing to such Investor or member of Management, as the case may be, under this Agreement, including without limitation those set forth in Article V; PROVIDED FURTHER, that the aggregate



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number of Demand Registrations otherwise required to be provided by the Company hereunder shall not be increased and that any permitted transferee under Section 3.2(b)(ii) shall not have any rights under Article V.

                                   ARTICLE IV

                              VOTING OF SECURITIES

         SECTION 4.1. VOTING OF SECURITIES. (a) During the Standstill Period, each Investor (other than the WCAS Parties) will not, and will cause its Affiliates not to, and each of the WCAS parties will not, (A) with respect to any Voting Securities, solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange
Act) in opposition to the Board, PROVIDED that neither the Investors nor any of their Affiliates shall be deemed a "participant" for purposes of this Section 4.1(a) solely by reason of the membership of Steven K. Boyd, John K. Carlyle and
D. Scott Mackesy (or of any other Affiliate of the WCAS Parties who may subsequently become a member of the Board) on the Board as provided in Section
5.16 of the Merger Agreement, (B) call or seek to call any special meeting of the Company's shareholders for any reason whatsoever, (C) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities other than an arrangement or agreement among one or more Investors and any of the Investors' Affiliates to which Voting Securities have been transferred pursuant to Section 3.2(a), (D) form or join a group for the purpose of acquiring, holding, voting or disposing of Voting Securities, other than a group consisting only of one or more Investors, and any of their Affiliates to which Voting Securities have been transferred pursuant to Section 3.2(a), (E) execute any written consent with respect to any matter as a holder of Voting Securities (except upon the request of the Company), or (F) publicly or otherwise request the Company or the Board to amend, modify or waive any provision of Article I, II, III or IV of this Agreement.

         (b) During the Standstill Period, each Investor (other than the WCAS Parties) will, and will cause its Affiliates to, vote all Voting Securities owned, directly or indirectly, by it or by any of its Affiliates, and each of the WCAS Parties will, vote all Voting Securities owned, directly or indirectly, by it, at the option of the Board upon reasonable prior notice to such Investor, either in accordance with the recommendation of the Board or in the same proportion as the holders of Voting Securities who are not Affiliates of either the Company or any Investor, with respect to or in connection with any proxy or consent solicitation involving the election or removal of directors or any proposal or offer (including, without limitation, any proposal or offer to stockholders of the Company), not agreed to by the Company, for a merger, consolidation, share exchange, business combination or other similar transaction involving the Company or any of its Subsidiaries or to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or a substantial portion of the assets of, the Company or any of its Subsidiaries.

                                   ARTICLE V

                               REGISTRATION RIGHTS

         SECTION 5.1. DEMAND REGISTRATIONS. (a) At any time after the Lock-up Period, any one or more Investors holding at least 50% of the Registrable Shares may request registration under the Securities Act of all or part of their



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Registrable Shares for sale in the manner specified in such request; PROVIDED,
HOWEVER, that the Company shall not be obligated to register Registrable Shares pursuant to this Section 5.1(a) on more than one occasion in the aggregate, or after the additional take-down referred to in Section 5.3(d); PROVIDED FURTHER that the Company shall not be obligated to register Registrable Shares pursuant to this Section 5.1(a) (i) within one year after the effectiveness of any Piggyback Registration in connection with which either the requesting Investors declined to avail themselves of the opportunity to include their Registrable Shares therein or at least 50% of the Registrable Shares they requested to be included in such registration were so included, or (ii) until the expiration of the later of (x) such one-year period and (y) the 90-day period commencing with such request, if the Company delivers notice to the holders of Registrable Shares as soon as practicable after any request hereunder that the Company in good faith believes that it will offer Piggyback Registration to the Investors pursuant to Section 5.2 within 90 days of such request. All registrations requested pursuant to this Section 5.1(a) shall be referred to herein as "DEMAND REGISTRATIONS".

         (b) A registration will not count as a Demand Registration for purposes of the first proviso to Section 5.1(a) unless it has become effective and the Investor or Investors requesting such registration are able to register and sell at least 50% of the Registrable Shares they requested to be included in such registration.

         (c) The Company and the holders of a majority of the Registrable Shares to be sold pursuant to a Demand Registration shall, upon mutual agreement, designate one or more managing underwriters of nationally recognized standing, if applicable, for such offering. If the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares and other securities requested to be included (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Shares and other securities that can be sold in such offering, then the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Shares, the number of Registrable Shares requested to be included (including requests pursuant to Section 5.2(a)) that, in the opinion of such underwriters, can be sold, PRO RATA among the respective Investors, on the basis of the number of Registrable Shares owned by such Investors so requested to be included.

         (d) The Company may at its option postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company delivers to the Investors that have requested such Demand Registration a certificate executed by an executive officer of the Company to the effect that in the reasonable judgment of the Company such Demand Registration, if effected, could materially interfere with or materially adversely affect any then existing negotiations for financing or any other agreement, arrangement, event, plan or transaction then intended, pending or being negotiated in good faith (an "ADVERSE EVENT").

         (e) Independent of and without limiting the Company's rights under
Section 5.1(d), the Company may at its option also prohibit, for up to 60 days, the use of a registration statement for a Demand Registration upon a certificate executed by an executive officer of the Company to the effect that such prohibition is required to prevent an Adverse Event.



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         SECTION 5.2. PIGGYBACK RIGHTS. (a) Whenever the Company proposes to register any Common Stock under the Securities Act (including, without limitation, a Demand Registration) on a registration statement other than Form S-4 or Form S-8 , the Company will give prompt written notice to all Investors of its intention to effect such a registration (which notice shall be given not less than (i) in the case of a Demand Registration, ten days after receipt by the Company of a request therefor pursuant to Section 5.1(a) and (ii) in all other cases, 15 days prior to the date the registration statement is to be filed) and, subject to the terms hereof, will include in such registration (a "PIGGYBACK REGISTRATION") all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten days after the receipt of the Company's notice.

         (b) If a Piggyback Registration arises in connection with a Demand Registration and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares and other securities requested to be included in such Piggyback Registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Shares and other securities that can be sold in such offering, then the Company will include in such registration, prior to the inclusion of any securities that are not Registrable Shares, the number of Registrable Shares requested to be included (including the Registrable Shares requested to be included pursuant to the Demand Registration) that, in the opinion of such underwriters, can be sold, PRO RATA among the respective Investors requesting to sell Registrable Shares as set forth in
Section 5.1(c).

         (c) If a Piggyback Registration arises that is not in connection with a Demand Registration and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Shares and other securities requested to be included in such Piggyback Registration (i) creates a substantial risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number of Registrable Shares and other securities that can be sold in such offering, then the Company will include in such registration only: (x) FIRST, any securities the Company proposes to sell or is required to include under any agreement of the Company, and (y) SECOND, Registrable Shares requested to be included in such registration to the extent that, in the opinion of such underwriters, they can be sold, PRO RATA among the Investors holding Registrable Shares requested to be included on the basis of the number of such shares owned by such Investors and requested to be so registered.

         SECTION 5.3. SHELF REGISTRATION. (a) Unless the Excess Shares have previously been registered for resale under the Registration Statement (as defined in the Merger Agreement) pursuant to Rule 415 under the Securities Act, the Company shall within 30 days after the Closing file with the Commission, and shall use all reasonable efforts to cause to be declared effective within 90 days after the Closing, a shelf registration statement on any appropriate form pursuant to Rule 415 for the sale by the WCAS Parties (other than D. Scott Mackesy) of the Excess Shares (the Registration Statement, as amended, or such registration statement, the "SHELF REGISTRATION"). Any sales pursuant to the Shelf Registration shall be subject to Section 3.1(b).

         (b) The Company shall use all reasonable efforts to keep the Shelf Registration continuously effective for a period terminating on the earlier of
(i) the later of (x) the nine-month anniversary of the date on which the Commission declares the Shelf Registration effective and (y) the first



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anniversary of the Closing and (ii) the date on which all shares of Common Stock registered pursuant to the Shelf Registration have been sold thereunder.

         (c) The Company further agrees to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the form utilized by the Company or by the Securities Act.

         (d) The WCAS Parties (other than D. Scott Mackesy) shall have the right to require one underwritten offering off the Shelf Registration Statement (a "TAKE-DOWN"), plus an additional take-down that may be utilized in lieu of (and will be deemed to be) the Demand Registration; PROVIDED, HOWEVER, that any such take-down shall be in respect of shares of Common Stock having a fair market value of not less than $5,000,000 on the date such request is made.

         SECTION 5.4. HOLDBACK AGREEMENTS. (a) Each Investor agrees (and shall sign an agreement to such effect in the usual form of the managing underwriters if the managing underwriters request such agreement), not to effect any public sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, or any hedging or similar transactions, during the 15 days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration or underwritten Piggyback Registration (except as part of such underwritten registration).

         (b) The Company agrees (and shall sign an agreement to such effect in the usual form of the managing underwriters, if the managing underwriters request such agreement) not to effect any public sale or distribution of Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, during the 15 days prior to and the 90-day period beginning on the effective date of any underwritten Demand Registration (except as part of such underwritten registration).

         SECTION 5.5. REGISTRATION PROCEDURES. (a) Whenever any Investor has requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use all reasonable efforts promptly to effect the registration and the sale of such Registrable Shares (subject to the limitations in Sections 5.1(a), 5.1(c), 5.1(d), 5.1(e), 5.2(b) and 5.2(c)) in accordance with the intended method of disposition thereof, and pursuant thereto the Company will use all reasonable efforts to:

                  (i) prepare (and afford counsel for the selling Investors reasonable opportunity to review and comment on) and file with the Commission within 30 days (or if the Company shall not then be eligible to use Form S-3, 60 days) of the date of such request a registration statement with respect to such Registrable Shares and cause such registration statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities as described in such request;

                  (ii) prepare (and afford counsel for the selling Investors reasonable opportunity to review and comment on) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with


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         the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                  (iv) register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions within the United States as any seller or, in the case of an underwritten public offering, the managing underwriter, reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection or (B) consent to general service of process in any such jurisdiction;

                  (v) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which the Common Stock is then listed or quoted or, if the Common Stock is not then so listed or quoted, as the Investors (acting through Investor Approval) may reasonably request;

                  (vi) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                  (vii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

                  (viii) make available for inspection at a reasonable time by any seller of Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with the preparation of such registration statement;

                  (ix) notify each seller of such Registrable Shares, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any



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         prospectus forming a part of such registration statement has been filed;

                  (x) notify the sellers of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

                  (xi) prepare (and afford counsel for the selling Investors reasonable opportunity to review and comment on) and file with the Commission, promptly upon the request of any seller of such Registrable Shares, any amendments or supplements to such registration statement or prospectus which, in the written opinion of counsel selected by the holders of a majority of the Registrable Shares being registered, may be required under the Securities Act in connection with the distribution of Registrable Shares by such seller;

                  (xii) prepare and promptly file with the Commission and promptly notify each seller of such Registrable Shares of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (xiii) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and use all reasonable efforts promptly to prevent the issuance of any stop order or to obtain its withdrawal if such stop order is issued;

                  (xiv) (A) at least 48 hours prior to the filing of any registration statement or prospectus or any amendment or supplement to such registration statement or prospectus furnish a copy thereof to each seller of such Registrable Shares and (B) refrain from filing any such registration statement, prospectus, amendment or supplement to which counsel selected by the holders of a majority of the Registrable Shares being registered shall have objected in writing on the grounds that such amendment or supplement may not comply in all material respects with the requirements of the Securities Act;

                  (xv) at the request of any seller of such Registrable Shares furnish on the date or dates provided for in the underwriting agreement, if any, or upon the effective date of the registration statement: (A) an opinion of counsel, addressed to the underwriters, if any, and the sellers of Registrable Shares, covering such matters as such underwriters, if any, and sellers may reasonably request and as are customarily covered by the issuer's counsel in an underwritten offering; and (B) a letter or letters from the independent certified public accountants of the Company addressed to the underwriters, if any, and the sellers of Registrable Shares, covering such matters as such underwriters, if any, and sellers may reasonably request and as are customarily covered in accountant's letters in connection with an underwritten offering;

                  (xvi) during such time as any Investor may be engaged in a distribution of Registrable Shares, comply with Regulation M promulgated under the Exchange Act, to the extent applicable;

                  (xvii) participate with the Investors in any road show in connection with an underwritten offering; and

                  (xviii) otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition and make generally available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

         (b) Each Investor that sells Registrable Shares pursuant to a registration under this Agreement agrees as follows:

                  (i) Such seller shall cooperate as reasonably requested by the Company with the Company in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, all such information regarding such seller and its plan of distribution of Registrable Shares as may be reasonably necessary to enable the Company to prepare the registration statement and prospectus covering the Registrable Shares, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith; and

                  (ii) During such time as such seller may be engaged in a distribution of the Registrable Shares, such seller shall (A) comply with Regulation M promulgated under the Exchange Act, to the extent applicable, (B) distribute the Registrable Shares under the registration statement solely in the manner described in the registration statement and (C) cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

         SECTION 5.6. REGISTRATION EXPENSES. (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws, fees of the National Association of Securities Dealers, Inc., printing expenses, road show expenses, fees and disbursements of counsel for the Company, fees and expenses of the Company's independent certified public accountants, and the fees and expenses of any underwriters (excluding underwriting fees, expenses, discounts or commissions attributable to the Registrable Shares included in such registration, which will be paid or borne by the Investors holding or selling such Registrable Shares) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange or automated quotation system on which any shares of Common Stock are then listed or quoted.

         (b) In connection with a Demand Registration (or one take-down under the Shelf Registration in lieu of a Demand Registration) effected pursuant to this Agreement, the Company will reimburse the Investors covered by such registration for the reasonable fees and expenses not in excess of $50,000 of one (but only one) special counsel for the Investors chosen by the holders of a majority of such Registrable Shares. In connection with each Piggyback Registration, such holders shall bear all such fees and expenses of their counsel.

         (c) Notwithstanding Sections 5.6(a) and 5.6(b) above, the Investors agree that in the event any Investors withdraw any registration demand, such Investors shall either pay the Registration Expenses incurred in such registration or count such withdrawn demand toward their permitted Demand Registration, as set forth in the first proviso to Section 5.1(a).

         SECTION 5.7. INDEMNIFICATION. (a) In the event of a registration of the Registrable Shares under the Securities Act pursuant to the terms hereof, the Company agrees to indemnify, hold harmless and defend, to the fullest extent permitted by law, each seller of Registrable Shares, its officers, directors and partners and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 5.7(c)) caused by, arising out of, resulting from or related to any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered, any prospectus or preliminary prospectus contained therein or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company or any managing underwriter by any such seller or any such controlling person expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the sellers of Registrable Shares (and with the same exception with respect to information furnished or omitted by such underwriter or controlling person thereof) and in connection therewith the Company shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this Section 5.7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (b) In the event of a registration of the Registrable Shares under the Securities Act pursuant to the terms hereof, each Investor that sells any Registrable Shares pursuant thereto agrees to indemnify, hold harmless and defend, to the fullest extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and each underwriter and controlling person thereof against all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees except as limited by Section 5.7(c)) caused by, arising out of, resulting from or related to any untrue or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered, any prospectus or preliminary prospectus contained therein, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing to the Company or any managing underwriter by such seller or a controlling person thereof expressly for use therein. The reimbursements required by this Section 5.7(b) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

         (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person except to the extent such failure to give notice shall materially prejudice the rights of the indemnifying party) and
(ii) unless in such indemnified party's reasonable judgment (with written advice of counsel) a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not enter into any settlement without the indemnified party's prior written consent unless such settlement includes an unconditional release of the indemnified party from liability relating to the claim. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 5.7(a), 5.7(b) or 5.7(c) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.7(d) were determined by pro rata allocation (even if the Investors or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 5.7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 5.7(c), defending any such action or claim. Notwithstanding the provisions of this Section 5.7(d), no holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such holder with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investors' obligations in this Section 5.7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

         (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party.

         SECTION 5.8. COMPLIANCE WITH RULE 144. The Company shall (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the Company in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act and (iii) at the request of any holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such holder a written statement of compliance with the reporting requirements of the Commission as set forth in Rule 144 and make available to such Investors such information as will enable the Investors to make sales pursuant to Rule 144.

         SECTION 5.9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         SECTION 5.10. TERMINATION OF REGISTRATION RIGHTS. The registration rights provided hereunder shall terminate with respect to any holder of Registrable Shares on such date as such holder can sell all its shares in any three-month period pursuant to Rule 144.

                                   ARTICLE VI

                                  MISCELLANEOUS

         SECTION 6.1. TERMINATION. This Agreement shall automatically terminate upon the earlier of (i) the mutual consent of all the parties hereto and (ii) the end of the Standstill Period. Upon the termination of this Agreement, this Agreement shall become void and have no effect and no party hereto shall have any liability to the other party hereto in respect thereof, except that nothing herein will relieve any party from liability for any breach of this Agreement prior to its termination.

         SECTION 6.2. LEGEND AND STOP TRANSFER ORDER. To assist in effectuating the provisions of this Agreement, the Investors consent and shall cause any of their Affiliates that own Voting Securities to consent:

                  (i) to the placement of the following legend on all certificates representing Voting Securities hereafter owned, directly or indirectly, by the Investors or any of their Affiliates until such time as such securities have been transferred in accordance with
         Article III or, if earlier, the first anniversary of the Closing:

                  "The securities represented by this certificate are subject to the provisions of a Standstill and Registration Rights Agreement dated as of May 15, 2001, among Pediatrix Medical Group, Inc. (the "COMPANY"), Welsh, Carson, Anderson & Stowe, VII, L.P., WCAS Healthcare Partners, L.P, John K. Carlyle, Steven K. Boyd, Ian M. Ratner, M.D., Roger J. Medel, M.D., Kristen Bratberg, Joseph Calabro, Karl B. Wagner, Brian T. Gillon and certain other persons specified therein, and may not be transferred except in accordance with such agreement. Copies of such agreement are on file at the office of the corporate secretary of the Company."

         Promptly following the acquisition of any Voting Securities not so legended by the Investors or any of their Affiliates, the Investors shall present or cause to be presented to the Company all certificates representing such Voting Securities for the placement of such legend thereon; and

                  (ii) to entry of a stop transfer order with any transfer agent and registrar for Voting Securities against transfer of any Voting Securities except in compliance with the requirements of this Agreement.

The Investors and their Affiliates shall be entitled to receive new certificates representing any Voting Securities owned, directly or indirectly, by them without the foregoing legend promptly following receipt of an opinion in form and substance reasonably satisfactory to the Company from counsel reasonably satisfactory to the Company (which, for such purpose, shall include Reboul, MacMurray, Hewitt, Maynard & Kristol) to the effect that such legends are no longer applicable.

         SECTION 6.3. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to any party of the remaining provisions of this Agreement.

         SECTION 6.4. SPECIFIC ENFORCEMENT. The Company and the Investors acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that any of the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which it may be entitled by law or equity.

         SECTION 6.5. ENTIRE AGREEMENT. This Agreement and the Merger Agreement and the other documents referred to herein and therein contain the entire understanding of the parties with respect to the matters covered hereby and thereby.

         SECTION 6.6. NOTICES. Any notice, demand, election, request, consent or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon receipt. The addresses for such communications shall be:

         If to the Company or to any member of Management:

                           Pediatrix Medical Group, Inc.
                           1301 Concord Terrace
                           Sunrise, Florida  33323-2825
                           Telecopy:  (954) 233-3203
                           Attention:  Brian T. Gillon

         with a copy to:

                           Sidley Austin Brown & Wood
                           875 Third Avenue
                           New York, New York 10022
                           Telecopy:  (212) 906-2021
                           Attention:  Scott M. Freeman

         If to any WCAS Party:

                           Welsh, Carson, Anderson & Stowe
                           320 Park Avenue
                           Suite 2500
                           New York, NY  10022
                           Telecopy:  (212) 896-9561
                           Attention:  D. Scott Mackesy

         with a copy to:

                           Reboul, MacMurray, Hewitt, Maynard & Kristol
                           45 Rockefeller Plaza
                           New York, New York 10111
                           Telecopy:  (212) 841-5725
                           Attention:  Othon A. Prounis

         If to Carlyle:

                           John K. Carlyle
                           10 Cliff Trail
                           Frisco, Texas  75034
                           Telecopy:  (972) 716-8024

         If to Boyd:

                           Steven K. Boyd
                           5215 Spicewood Lane
                           Frisco, Texas  75034

         If to Ratner:

                           Ian M. Ratner
                           2595 Dallas Parkway
                           Suite 400
                           Frisco, Texas 75034

Any party hereto may from time to time change its address for communications under this Section 6.6 by giving at least five days' notice of such changed address to the other party hereto.

         SECTION 6.7. AMENDMENTS AND WAIVERS. This Agreement may not be amended, supplemented or discharged, and none of its provisions may be modified, except expressly by an instrument in writing signed by the party to be charged. Any term or provision of this Agreement may be waived, but only in writing by the party which is entitled to the benefit of that provision. No waiver by any party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         SECTION 6.8. COUNTERPARTS. This Agreement may be executed in one or more counterparts, which together shall constitute but one instrument. It shall not be necessary for each party to sign each counterpart so long as each party has signed at least one counterpart.

         SECTION 6.9. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and legal representatives. No party shall assign this Agreement or any rights hereunder except as provided in Section 3.2(a) and the assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement. No provision of this Agreement is intended to confer any right or remedy upon any person other than the parties hereto and Affiliates of the Investors.

         SECTION 6.10. INTERPRETATION. When a reference is made in this Agreement to an Article or Section, such reference shall be to an Article or Section of this Agreement unless otherwise indicated or unless the context shall otherwise require. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 6.11. LEGAL PROCEEDINGS. EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN WITH RESPECT TO ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR TO DETERMINE THE RIGHTS OF ANY PARTY HERETO. EACH INVESTOR HEREBY (I) AGREES IRREVOCABLY TO DESIGNATE, APPOINT AND EMPOWER CARLYLE, WITH OFFICES ON THE DATE HEREOF AT 10 CLIFF TRAIL, FRISCO, TEXAS 75034, TELECOPY: (972) 716-8024, TO RECEIVE FOR AND ON ITS BEHALF SERVICE OF PROCESS (PROVIDED THAT THE WCAS PARTIES, ATTENTION D. SCOTT MACKESY, SHALL RECEIVE COPIES OF ALL NOTICES SENT TO CARLYLE PURSUANT HERETO), AND (II) AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         SECTION 6.12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

         SECTION 6.13. CERTAIN OBLIGATIONS OF THE WCAS PARTIES. Each of the WCAS Parties agrees that it will not cause or encourage any Person to take any action or do anything that, if taken or done by a WCAS Party, would be a breach of Articles II, III or IV of this Agreement, or in any capacity consent to such Person taking such action or doing such thing. In addition, each of the WCAS Parties agrees to use all reasonable efforts to cause each of its affiliated limited partnerships not to take any action or do anything that, if taken or done by a WCAS Party, would be a breach of Articles II, III or IV of this Agreement, including, without limitation, (i) using all reasonable efforts to cause each of its representatives and the representatives of such affiliated limited partnership that are members of the board of directors (or are serving in a similar capacity) of a Person in which such WCAS Party or such affiliated limited partnership has an ownership interest to vote against the taking of such action or doing of such thing and (ii) causing all voting securities of such Person beneficially owned by such WCAS Party or such affiliated limited partnership to be voted against the taking of such action or the doing of such thing.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be duly executed by its authorized representative, as of the date first written above.

                                       PEDIATRIX MEDICAL GROUP, INC.

                                       By: /s/ KRISTEN BRATBERG
                                          ---------------------------------
                                                Name: KRISTEN BRATBERG
                                                Title: PRESIDENT


                                       WELSH, CARSON, ANDERSON
                                           & STOWE VII, L.P.

                                       By:  WCAS VII Partners, L.P.
                                       General Partner


                                       By: /s/ JONATHAN M. RATHER
                                          ---------------------------------
                                                Name: JONATHAN M. RATHER
                                                Title: GENERAL PARTNER


                                       WCAS HEALTHCARE PARTNERS, L.P.

                                       By:  WCAS HC Partners
                                       General Partner

                                       By: /s/ JONATHAN M. RATHER
                                          ---------------------------------
                                                Name: JONATHAN M. RATHER
                                                Title: ATTORNEY-IN-FACT

                                       Patrick J. Welsh
                                       Russell L. Carson
                                       Bruce K. Anderson
                                       Thomas E. McInerney
                                       Robert A. Minicucci
                                       Anthony J. deNicola
                                       Paul B. Queally
                                       D. Scott Mackesy

                                        /s/ JONATHAN M. RATHER
                                       ------------------------------------
                                       By:  JONATHAN M. RATHER
                                              ATTORNEY-IN-FACT

                                     /s/ JOHN K. CARLYLE
                                     ------------------------------------
                                     JOHN K. CARLYLE


                                     CORDILLERA INTEREST, LTD.

                                     By: /s/ JOHN K. CARLYLE
                                        ---------------------------------
                                        Name: JOHN K. CARLYLE
                                        Title: GENERAL PARTNER


                                     /s/ STEVEN K. BOYD
                                     ------------------------------------
                                     STEVEN K. BOYD


                                     /s/ IAN M. RATNER, M.D.
                                     ------------------------------------
                                     IAN M. RATNER, M.D.


                                     /s/ ROGER J. MEDEL, M.D.
                                     ------------------------------------
                                     ROGER J. MEDEL, M.D.


                                     /s/ KRISTEN BRATBERG
                                     ------------------------------------
                                     KRISTEN BRATBERG


                                     /s/ JOSEPH CALABRO
                                     ------------------------------------
                                     JOSEPH CALABRO


                                     /s/ KARL B. WAGNER
                                     ------------------------------------
                                     KARL B. WAGNER


                                     /s/ BRIAN T. GILLON
                                     ------------------------------------
                                     BRIAN T. GILLON

                                   SCHEDULE A

Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Thomas E. McInerney
Robert A. Minicucci
Anthony J. deNicola
Paul B. Queally
D. Scott Mackesy